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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               -------------------


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                February 17, 2004


                       THE CHEESECAKE FACTORY INCORPORATED
             (Exact Name of Registrant as Specified in its Charter)


    Delaware                0-20574                      51-0340466
(State or other    (Commission File Number)    (IRS Employer Identification No.)
 jurisdiction
 of incorporation)

                                26950 Agoura Road
                        Calabasas Hills, California 91301
                    (Address of principal executive offices)

               Registrant's telephone number, including area code:
                                 (818) 871-3000

                                                    Not Applicable
          (Former name or former address, if changed since last report)

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ITEM 5.    OTHER EVENTS

     On February 17, 2004, The Cheesecake Factory Incorporated issued a press release entitled "The Cheesecake Factory Opens in Cincinnati, Ohio; Management to Present at Bear Stearns Conference." A copy of the press release is attached as Exhibit 99.1.





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



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    February 17, 2004                THE CHEESECAKE FACTORY INCORPORATED



                                     By:  /s/ GERALD W. DEITCHLE
                                          --------------------------------------
                                          Gerald W. Deitchle
                                          President




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                                  EXHIBIT INDEX

      Exhibit            Description
---------------------    -------------------------------------------------------
        99.1             Press Release dated February 17, 2004 entitled
                         "The Cheesecake Factory Opens in Cincinnati, Ohio;
                          Management to Present at Bear Stearns Conference."





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